SUBSCRIPTION AGREEMENT


         1. SUBSCRIPTION. The undersigned (sometimes referred to herein as the "Investor" or as "we") hereby subscribes for and agrees to purchase 600,000 shares ("Shares") of common stock ("Common Stock") of ARTWORK AND BEYOND, INC., a Delaware corporation (the "Company"), on the terms and conditions described herein. The purchase price per Share is $0.8333. The aggregate purchase price of the Share(s) subscribed for hereby is $50,000 of which:

     (i)    $10,000 has been paid;

     (ii) $10,000 shall be paid upon filing of an amendment to the registration statement referred to hereinafter;

     (iii) $10,000 shall be paid upon the earlier of the receipt of SEC comments with respect to the above registration statement or December 31, 2002;

     (iv) $20,000 shall be paid upon the earliest of the date that the aforesaid registration statement is declared effective or the Company's securities are otherwise publicly traded or December 31, 2002.

                  Notwithstanding subparagraphs 1(iii) and 1(iv) if comments are not received and/or if the registration statement is not declared effective or the stock is not publicly traded by December 31, 2002, shall then Investor has the right to return 360,000 shares to the Company and Investor will no longer have any obligation hereunder with respect to payment for these shares. Investor will receive certificates for the shares but to the extent payment has not been made the certificates shall contain a legend to indicate they are not fully paid. Assuming payment referred to in subparagraph 1(iii) certificates for 240,000 shares will not contain the aforesaid legend.

         2.       BACKGROUND:

                  (a) Company is capitalized with an authorized capital of 25,000,000 shares of Common Stock (par value $0.01) and 5,000,000 shares of Preferred Stock (the rights of which will be fixed by Company's Board of Directors at the time of issuance thereof). All of the issued and outstanding shares of Company's Common Stock have been duly and validly authorized and issued, are fully paid and non-assessable, and are owned free and clear of any lien or encumbrance of any kind whatsoever. No shares of Company's Common Stock or Preferred Stock are reserved for issuance for any purpose whatsoever.

                  (b) The audited financial statements of Company for the periods ended December 31, 1999, and December 31, 2000, as previously delivered to Investor, are true and correct in all respects, reflect all liabilities of Company for the periods stated, and fairly present the financial condition and results of operations of Company for such periods, all in accordance with generally accepted accounting principles consistently applied.

                  (c) The unaudited financial statements of Company for the period ended December 31, 2001, will reflect a total absence of indebtedness to any entity that may be deemed to have been or be an affiliate of Company. The term "affiliate" shall be construed as it is defined in Rule 405 promulgated under the Securities Act of 1933 ("Securities Act").

                  (d) The Company agrees that, if deemed required by the Securities and Exchange Commission ("SEC"), the Company will furnish audited statements for the fiscal period ending December 31, 2001.

         3.       CAPITALIZATION.

                  (a) Upon issuance of the shares herein subscribed for, the issued and outstanding shares of capital stock of the Company shall consist of 9,000,000 shares of Common Stock, of which (1) 9,000,000 have been issued to existing shareholders of the Company and (2) 600,000 shares shall be issued to Investor. In addition, the Company contemplates offering (the "Offering") 400,000 shares to the public. The Registration Statement on Form SB-2 has been filed with the SEC and required to be declared effective by the SEC prior to the public sale of the 400,000 shares includes the registration of 180,000 of the 600,000 shares to be issued to Investor. Company has furnished the necessary financial statements and other information customarily required in any Form SB-2 Registration Statement. The Company has no obligation to have the Registration Statement declared effective.

                  (b) Company agrees that all proceeds received from the sale of the 400,000 Shares of Common Stock will be used solely and exclusively for working capital purposes and that none of such proceeds will be used to liquidate, offset or reduce any debts or obligations of Company to any affiliate thereof except for salaries and payments to affiliated companies providing services in the normal course of business..

                  (c) Investor will provide information and execute documents customarily provided in connection with the registration of shares for resale including but not limited to agreement comply with SEC rules relating to the distribution by investor and providing and verifying information regarding counsel to the Company included in the registration statement.

         4.       ACCEPTANCE OR REJECTION OF SUBSCRIPTION.

                  (a) We understand and agree that Company reserves the right to reject this subscription for the Shares, in whole or in part, for any reason and at any time prior to the Closing (as defined in Paragraph 5, below), notwithstanding prior receipt by us of notice of acceptance of our subscription.

                  (b) In the event of the rejection of this subscription, our subscription payment will be promptly returned to us without interest or deduction and this Subscription Agreement shall have no force or effect. In the event our subscription is accepted, the funds specified above shall be released to Company.

         5.      CLOSING.       The closing ("Closing") of the issuance of the
Shares to Investor shall occur within seven (7) days of the date hereof, after which date Investor may cancel this subscription and receive back its entire subscription price.


         6.       DISCLOSURE.

                  (a) Because this Offering is being made in reliance upon the exemption contained in Section 4(2) of the Securities Act and applicable state securities laws, the Shares are being sold without registration under the Securities Act.

                  (b) We fully understand that the Shares are speculative investments that involve a high degree of risk of loss of our entire investment. We fully understand the nature of the risks involved in purchasing the Shares and are qualified by our knowledge and experience to evaluate investments of this type. We have carefully considered the potential risks relating to Company and purchase of its Shares. We have had the opportunity to ask questions of and receive answers from representatives of Company or persons acting on its behalf concerning Company and the terms and conditions of a proposed investment in Company and we have also had the opportunity to obtain additional information necessary to verify the accuracy of information about Company. Accordingly, we have independently evaluated the risks of purchasing the Shares.


     7. INVESTOR REPRESENTATIONS AND WARRANTIES. We acknowledge, represent and warrant to, and agree with, Company as follows:

                  (a) We are aware that our investment involves a high degree of risk;

                  (b) We acknowledge and are aware that there is no assurance as to the future performance of Company;

                  (c) We acknowledge that there may be certain adverse tax consequences to us in connection with our purchase of Shares, and Company has advised us to seek the advice of experts in such areas prior to making this investment;

                  (d) We are purchasing the Shares for our own account for investment and not with a view to or for sale in connection with the distribution of the Shares, nor with any present intention of selling or otherwise disposing of all or any part of the foregoing securities, other than pursuant to an effective Registration Statement as otherwise contemplated herein to be filed by Company with the SEC. We agree that we must bear the entire economic risk of our investment for an indefinite period of time because, among other reasons, the Shares have not been registered under the Securities Act or under the securities laws of any state and, therefore, cannot be resold, pledged, assigned or otherwise disposed of unless they are subsequently registered under the Securities Act and under applicable securities laws of certain states or an exemption from such registration is available. Furthermore, we hereby acknowledge and agree that we will not sell, transfer, pledge, encumber, give or otherwise dispose of, either publicly or privately, the Shares until the Registration Statement is declared effective. We thereby authorize Company to place a legend denoting the restrictions on the share certificates that may be issued;

                  (e) We are not a member of the National Association of Securities Dealers, Inc. ("NASD"); we are not and have not, for a period of twelve (12 ) months prior to the date of this Subscription Agreement, been affiliated or associated with any company, firm, or other entity which is a member of the NASD; and we do not own any stock or other interest in any member of the NASD (other than interests acquired in open market purchases);

                  (f) We recognize that ownership of the Shares, as an investment, involves a high degree of risk including, but not limited to, the risk of economic losses from operations of Company and the total loss of our investment. We acknowledge that no market for the Shares exists and none may develop in the future and that we may find it impossible to liquidate our investment at any time where it may be desirable to do so, or at any time. We believe that the investment in the Shares is suitable for us based upon our investment objectives and financial needs, and we have adequate means for providing for our current financial needs and contingencies and have no need for liquidity with respect to our investment in Company;

                  (g) We have been given access to such information regarding Company, as we have requested, and have utilized such access to our satisfaction for the purpose of obtaining information. We have either met with or been given reasonable opportunity to meet with officers of Company for the purpose of asking questions of and receiving answers from, such officers concerning the terms and conditions of the offering of the Shares and business and operations of Company and to obtain any additional information to the extent reasonably available;

                  (h) We have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Shares and have obtained, in our judgment, sufficient information from Company to evaluate the merits and risks of an investment in Company. We have not utilized any person as a purchaser representative as defined in Regulation D promulgated by the SEC pursuant to the Securities Act in connection with evaluating such merits and risks;

                  (i) We have relied solely upon our own investigation in making a decision to invest in Company;

                  (j) We have received no representations or warranty from Company or any of its respective officers, directors, employees or agents in respect of our investment in Company and we have received no information (written or otherwise) from them relating to Company or its business other than as set forth in a revised confidential memorandum dated February 17, 1999, and previously supplied to Investor. We are not making our investment as a result of or subsequent to: (i) any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio or (ii) any seminar or meeting whose attendees have been invited by any general solicitation or general advertising;

                  (k) We have had full opportunity to ask questions and to receive satisfactory answers concerning the Offering and other matters pertaining to our investment and all such questions have been answered to our full satisfaction;

                  (l) We have been provided an opportunity to obtain any additional information concerning the Offering and Company and all other information to the extent Company possesses such information or can acquire it without unreasonable effort or expense;

                  (m) We can bear the entire economic risk of the investment in the Shares for an indefinite period of time and we are knowledgeable about and experienced in investments in the equity securities of non-publicly traded companies, including early stage companies. We are acquiring the Shares for our own account for investment purposes only and not with a view to the resale or distribution of such securities within the meaning of the Securities Act, as amended. We are not acting as an underwriter or a conduit for sale to the public or to others of unregistered securities, directly or indirectly, on behalf of Company or any person with respect to such securities;

                  (n) We understand that (1) the Shares have not been registered under the Securities Act, or the securities law of certain states in reliance on specific exemptions from registration, (2) no securities administrator of any state or the federal government has recommended or endorsed this Offering or made any finding or determination relating to the fairness of an investment in Company and (3) Company is relying on our representations and agreements for the purpose of determining whether this transaction meets the requirements of the exemptions afforded by the Securities Act and certain state securities laws;

                  (o) We understand that since neither the offer nor sale of the Shares has been registered under the Securities Act, or the securities laws of any state, the Shares may not be sold, assigned, pledged or otherwise disposed of unless they are so registered or an exemption from such registration is available; and

                  (p) We have been urged to seek independent advice from our professional advisors relating to the suitability of an investment in Company in view of our overall financial needs and with respect to the legal and tax implications of such investment.


         8. INDEMNIFICATION. We hereby agree to indemnify and hold harmless Company and its officers, directors, shareholders, employees, agents, and attorneys against any and all losses, claims, demands, liabilities, and expenses (including reasonable legal or other expenses, including reasonable attorneys' fees) incurred by each such person in connection with defending or investigating any such claims or liabilities, whether or not resulting in any liability to such person, to which any such indemnified party may become subject under the Securities Act, under any other statute, at common law or otherwise, insofar as such losses, claims, demands, liabilities, and expenses (a) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact made by us and contained in this Subscription Agreement or (b) arise out of or are based upon any breach by us of any representation, warranty or agreement made by us contained herein.

         9. SEVERABILITY. In the event any parts of this Subscription Agreement are found to be void, the remaining provisions of this Subscription Agreement shall nevertheless be binding with the same effect as though the void parts were deleted.


         10. CHOICE OF LAW AND JURISDICTION. This Subscription Agreement will be deemed to have been made and delivered in New York City and will be governed as to validity, interpretation, construction, effect and in all other respects by the internal laws of the State of New York. Company and the undersigned (i) agree that any legal suit, action or proceeding arising out of or relating to this Subscription Agreement shall be instituted exclusively in New York State Supreme Court, County of New York, or in the United States District Court for the Southern District of New York, and (ii) irrevocably consent to the jurisdiction of the New York State Supreme Court, County of New York, and the United States District Court for the Southern District of New York in any such suit, action or proceeding. Company and the undersigned further agree and acknowledge service of any and all process which may be served in any such suit action or proceeding brought in the New York State Supreme Court, County of New York, or in the United States District Court for the Southern District of New York and agree that service of process upon it mailed by certified mail to its address shall be deemed in every respect effective service of process upon it in any suit, action or proceeding.


         11. COUNTERPARTS. This Subscription Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. The execution of this Subscription Agreement may be by actual or facsimile signature.


         12. BENEFITS. This Subscription Agreement shall be binding upon and inure to the benefit of the parties hereto.


         13. NOTICES AND ADDRESSES. All notices, offers, acceptance and any other acts under this Subscription Agreement (except payment) shall be in writing, and shall be sufficiently given if delivered to the addresses in person, by Federal Express or similar courier delivery, by facsimile delivery or, if mailed postage prepaid, by Certified Mail, return receipt requested, as follows:

         If to Investor:   Attention:  Lawrence Corrier, Managing Partner
                           1244 Main Street
                           Linfield, PA  19468


         If to Company:    Howard Blum
                           761-D Cortes Avenue
                           Holbrook, NY  11741
or to such other address as any of them, by notice to the others may designate from time to time. The transmission confirmation receipt from the sender's facsimile machine shall be conclusive evidence of successful facsimile delivery. Time shall be counted to, or from, as the case may be, the delivery in person or by mailing.


         14. ORAL EVIDENCE. This Subscription Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior oral and written agreements between the parties hereto with respect to the subject matter hereof. This Subscription Agreement may not be changed, waived, discharged, or terminated orally but, rather, only by a statement in writing signed by the party or parties against, which enforcement or the change, waiver, discharge or termination is sought.


         15. SECTION HEADING. Section headings herein have been inserted for reference only and shall not be deemed to limit or otherwise affect, in any matter, or be deemed to interpret in whole or in part, any of the terms or provisions of this Subscription Agreement.


         16. SURVIVAL OF REPRESENTATIONS, WARRANTIES AND AGREEMENTS. The representations, warranties and agreements contained herein shall survive the delivery of, and the payment for, the Shares.


         17. LEGEND. The undersigned consents to the placement of a legend on any certificate or other document evidencing the Shares, which legend shall be in substantially the following form:

                  "The securities which are represented by this certificate have not been registered under the Securities Act of 1933, as amended (the "Act"). The securities have been acquired for investment purposes only and not with a view to distribution or resale, and may not be sold, transferred, made subject to a security interest, mortgaged, pledged, hypothecated or otherwise disposed unless and until registered under the Act or an opinion of counsel for Company is received that registration is not required under such Act or an exemption from registration us available.


         18. ACCEPTANCE OF SUBSCRIPTION. Company may accept this Subscription Agreement at any time for all or any portion of the Shares subscribed for by executing a copy hereof as provided and notifying us within seven (7) days from the date hereof.

I, Lawrence Corrier, the Managing Partner of Dutchess Partners ("Investor"), a New York Partnership, hereby certify that I am empowered and duly authorized by the Investor to execute this Subscription Agreement and to purchase the Shares, and certify further that this Subscription Agreement has been duly and validly executed on behalf of the Investor and constitutes a legal and binding obligation of the Investor.

         IN WITNESS WHEREOF, Investor, by its authorized officer, has executed this Subscription Agreement as of the 4th day of October, 2001.


                                            DUTCHESS PARTNERS


                                            BY:  /s/ Lawrence Corrier
                                                     (authorized officer)

SUBSCRIPTION ACCEPTED:



/S/ HOWARD L. BLUM
--------------------------------------------
For ARTWORK AND BEYOND, INC.



Dated:  AS OF OCTOBER 4, 2001









8